SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT NOVEMBER 9, 1998 (DATE OF EARLIEST EVENT REPORTED)

                      GREENSTONE ROBERTS ADVERTISING, INC.

             (Exact name of registrant as specified in its charter)

                        Commission file number 000-17468

       NEW YORK                                     11-2250305
(State or other jurisdiction of                    (IRS Employer
 Incorporation or organization)                   Identification No.)

401 BROADHOLLOW ROAD
MELVILLE, NEW YORK                                     11747
(Address of principal executive offices)             (Zip Code)

                                 (516) 249-2121
               Registrant's telephone number, including area code
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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

At a meeting held on November 2, 1998, the Board of Directors of the Company approved the engagement of BDO Seidman LLP as its independent auditors for the fiscal year ending October 31, 1998 to replace the firm of Ernst & Young LLP, who were dismissed as auditors of the Company effective November 2, 1998. At a meeting held on February 19, 1997, the Board of Directors of the Company approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending October 31, 1997 to replace the firm of Arthur Andersen LLP, who were dismissed as auditors of the Company effective February 19, 1997.

The reports of Ernst & Young LLP and Arthur Andersen LLP on the Company's financial statements for the fiscal years ended October 31, 1997 and 1996, respectively, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with (i) the audit of the Company's financial statements for the fiscal year ended October 31, 1997 and in the interim period from October 31, 1997 through November 2, 1998 by Ernst & Young LLP and (ii) the audit of the Company's financial statements for the fiscal year ended October 31, 1996 and in the interim period from October 31, 1996 through February 19, 1997 by Arthur Andersen LLP, there were no disagreements with Ernst & Young LLP or Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP or Arthur Andersen LLP would have caused Ernst & Young LLP or Arthur Andersen LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP and Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letters, dated November 9, 1998 and February 25, 1997 are filed as Exhibits 1 and 2, respectively, to this Form 8-K.

As of November 5, 1998, BDO Seidman LLP has been engaged as the Company's new independent auditor. During its two most recent fiscal years and the subsequent interim period ended November 5, 1998, the Company has not consulted BDO Seidman LLP with regard to either; (i) application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         16.1 Letter from Ernst & Young LLP pursuant to Item 304(a)(3) of Regulation S-K.

         16.2 Letter from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation S-K.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Greenstone Roberts Advertising, Inc.



                                      By: /s/ Ronald Greenstone
                                          Name: Ronald Greenstone
                                          Title: Chairman and C.E.O.


Date: November 9, 1998
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                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

16.1 Letter from Ernst & Young LLP pursuant to Item 304(a)(3) of Regulation S-K.

16.2 Letter from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation S-K.